UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: December 28, 2009


                             SUN RIVER ENERGY, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


              Colorado                                   0-29670                                84-1491159
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
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               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
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               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sun River Energy, Inc. has entered into a Definitive Agreement to acquire all of the issued and outstanding shares of Raven Wing Resources, Inc. ("Raven Wing"), a private company, from Skana Capital Corp.(TSXV:SKN), for $3.5 million in cash and the assumption of $360 thousand in outstanding liabilities. Raven Wing will operate as a wholly owned subsidiary of Sun River Energy, Inc. ("Sun River").

The transaction will require an audit of Raven Wing in accordance with SEC Rules and is subject to receipt of such audit.


                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 28, 2009, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.       Description
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         99.1      Press Release, dated December 28, 2009*
         10.1      Definitive Agreement*
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*Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     SUN RIVER ENERGY, INC.


                                     By: /s/Redgie Green
                                     -------------------
                                            Redgie Green, CEO


     Date:  December 28, 2009